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                                                                   Exhibit 10.22

                            AMENDMENT TO PROMISSORY NOTE



     This Amendment to Promissory Note (this "Amendment") is entered into as of this 23th day of December, 1997 by and between Cubist Pharmaceuticals, Inc., a Delaware Corporation, (the "Payee") and Scott M. Rocklage (the "Maker").

     This Amendment is attached to and made part of that certain Secured Promissory Note, dated as of July 21, 1994 (the "Promissory Note"), in the principal amount of One Hundred Thirty-One Thousand Six Hundred Eighty-Five Dollars ($131,685.00) made payable by the Maker to the Payee.

     WHEREAS, the Maker and the Payee wish to amend the Promissory Note.

     NOW, THEREFORE, for the sum of ten and 00/100 Dollars ($10.00) and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Maker and Payee hereby amend the Promissory Note as follows:

     The wording "on July 21, 1996 (the "Maturity Date"), and to pay interest on the principal amount outstanding from time to time hereunder, from the date hereof through and including the date on which such principal amount is paid in full, at a rate of four percent (4%) per annum simple interest." appearing in the fifth line of the first paragraph immediately prior to the words "Interest hereunder" which was amended to "July 21, 1997" on "Amendment To Promissory Note" on July 21, 1996 is hereby deleted and replaced with "in equal quarterly installments of Ten Thousand Dollars ($10,000) payable on the last day of the quarter commencing on March 31, 1998 and completing on September 30, 2001 with no further interest due and payable from this date."

     EXCEPT AS SPECIFICALLY AMENDED BY THIS AMENDMENT THE PROMISSORY NOTE REMAINS UNMODIFIED AND IN FULL FORCE AND EFFECT ACCORDING TO ITS TERMS.

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     IN WITNESS WHEREOF, the undersigned have executed this Amendment as a sealed instrument as of the date first above written.

                                                   MAKER:




WITNESS:                                            /s/ Scott M. Rocklage
         ------------------------                   -----------------------
                                                    Scott M. Rocklage


                                                    PAYEE:

                                                    Cubist Pharmaceuticals, Inc.



WITNESS:                                            /s/ John K. Clarke
         ------------------------                   -----------------------
                                                    John K. Clarke
                                                    Chairman of the Board

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